UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2014

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55190 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 2.01 below related to the U.S. Loan Agreements and the U.K. Loan Agreement (each as defined below) is incorporated by reference into this Item 1.01.
Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 3, 2014, NorthStar Realty Finance Corp. (“NorthStar Realty”) completed its acquisition of Griffin-American Healthcare REIT II, Inc., a Maryland corporation (“Griffin-American”), pursuant to the Agreement and Plan of Merger, dated as of August 5, 2014 (the “Merger Agreement”), by and among NorthStar Realty, Griffin-American, Griffin-American Healthcare REIT II Holdings, LP, a Delaware limited partnership (“Griffin-American Operating Partnership”), NRF Healthcare Subsidiary, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of NorthStar Realty (“Merger Sub”) and NRF OP Healthcare Subsidiary, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of Merger Sub (“Partnership Merger Sub”). Pursuant to the Merger Agreement, Griffin-American was merged with and into Merger Sub (the “Parent Merger”) and Partnership Merger Sub was merged with and into Griffin-American Operating Partnership (the “Partnership Merger” and, together with the Parent Merger, the “Merger”), with Merger Sub continuing as the surviving entity of the Parent Merger and Griffin-American Operating Partnership (which has been renamed Healthcare GA Operating Partnership-T, LP) (the “GA Operating Partnership”) continuing as the surviving entity of the Partnership Merger.
Pursuant to the Merger Agreement, the Parent Merger became effective upon the filing of the Articles of Merger with the State Department of Assessments and Taxation of Maryland and the filing of a certificate of merger with the Secretary of the State of Delaware and the Partnership Merger became effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware, each with an effective date of December 3, 2014. The assets acquired in the Merger include 295 healthcare real estate properties (the “Portfolio”).
At the effective time of the Parent Merger, each share of issued and outstanding Griffin-American common stock was converted into the right to receive $7.75 cash and 0.2071 shares of NorthStar Realty’s common stock (the “Merger Consideration”) and at the effective time of the Partnership Merger, each issued and outstanding limited partnership unit of Griffin-American Operating Partnership also converted into the right to receive the Merger Consideration. No fractional shares were issued in the Merger, and cash was paid in lieu thereof. NorthStar Realty issued approximately 60.82 million shares of its common stock in connection with the Merger. Based on the volume weighted average price of NorthStar Realty’s common stock during the ten-trading day period ending December 1, 2014, the aggregate value of the Merger Consideration, including debt repaid at closing, was approximately $4.0 billion.
As previously disclosed, on October 22, 2014, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare") entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with NorthStar Realty pursuant to which NorthStar Healthcare agreed to acquire an equity interest (the “Portfolio Interest”) in the Portfolio previously held by Griffin-American upon completion of the Merger. In connection with the Merger, NorthStar Healthcare acquired the Portfolio Interest of approximately 14% for $188.0 million in cash (including a pro rata share of transaction costs). NorthStar Healthcare's board of directors approved an increase in the size of the equity investment in the Portfolio from $100.0 million to up to $200.0 million on December 2, 2014.
NorthStar Healthcare and NorthStar Realty hold their interests in the Portfolio through a general partnership (the “GA General Partnership”) on a pari passu basis, over which NorthStar Realty has day-to-day control of the management. NorthStar Realty is externally managed by a subsidiary of NorthStar Asset Management Group Inc., NorthStar Healthcare’s sponsor and the parent of NorthStar Healthcare’s advisor. Pursuant to the partnership agreement of the GA General Partnership, NorthStar Healthcare has the right to consent to certain major decisions by the GA General Partnership and the Portfolio Interest is subject to certain transfer restrictions.
In connection with the Merger and the acquisition of the Portfolio Interest, on December 3, 2014, various indirect subsidiaries of the GA General Partnership entered into (either as borrowers or guarantors): (i) a mortgage loan agreement and three mezzanine loan agreements (collectively, the “U.S. Loan Agreements”) pursuant to which Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC, and Column Financial, Inc. funded term loans in the aggregate amount of approximately $2.6 billion (collectively, the “U.S. Loan”) and (ii) a term loan facility agreement (the “U.K. Loan Agreement”) pursuant to which Credit Suisse AG, London Branch funded an approximately £223.8 million term loan (the “U.K. Loan”).
The terms of the U.S. Loan include, without limitation, the following: (i) no amortization; (ii) a fixed rate component of approximately $1.8 billion with a weighted average interest rate of 4.576% per annum; (iii) a floating rate component of $892.0 million with a weighted average interest rate of one month LIBOR plus 3.10% (the “U.S. Floating Rate”); (iv) a term of five years for the fixed rate component; (v) a term of two years for the floating rate component, with three one-year extension options subject to the satisfaction of certain conditions precedent and an increase of 0.25% in the interest rate upon exercise of the second extension option; (vi) restrictions on prepayment and sales of assets; (vii) the creation of reserves to pay for certain ongoing expenses associated with the secured properties; (viii) the establishment of a cash management system with respect to the secured properties; and (ix) customary representations and warranties, affirmative and negative covenants and events of default. Both the fixed and floating rate components may be prepaid, subject to certain restrictions, as more fully described in the U.S. Loan Agreements. In the event the GA General Partnership determines to prepay any of the U.S. Loan, such prepayment shall be first applied to the floating rate component. Although recourse for repayment of the U.S. Loan is generally limited to the GA Operating Partnership’s U.S. assets, NorthStar Realty Healthcare, LLC, an indirect wholly-owned subsidiary of NorthStar Realty (“NRH”), provided a “non-recourse carveout” guaranty and is required to maintain a minimum net worth of $400.0 million. The borrowers under the U.S. Loan have purchased a two-year interest rate “cap” with respect to the U.S. Floating Rate with a one-month LIBOR “strike rate” of 4.75%. In accordance with certain “flex” procedures in connection with the securitization and syndication of the U.S. Loan, the interest rates on the U.S. Loan may be increased and the interest rates may also be decreased if the GA General Partnership “buys down” those rates with the consent of the lenders.
The terms of the U.K. Loan include, without limitation, the following: (i) required amortization payments equal to 1.0% of the original loan amount during each year of the term of the U.K. Loan, payable in four equal quarterly installments on each quarterly interest payment date; (ii) a term of three years, with two one-year extension options, subject to the satisfaction of certain conditions; (iii) restrictions on sales of assets; (iv) the creation of reserves to pay for certain ongoing expenses associated with the secured properties; (v) the establishment of a cash management system with respect to the secured properties; and (vi) customary representations and warranties, affirmative and negative covenants and events of default. The annual interest rate on the U.K. Loan is three-month LIBOR plus 4.25% (the “U.K. Interest Rate”). Although recourse for repayment of the U.K. Loan is generally limited to the GA Operating Partnership’s U.K. and Jersey subsidiaries, NRH provided a “non-recourse carveout” guaranty, similar to the non-recourse carveout guaranty for the U.S. Loan and is required to maintain a minimum net worth of $100.0 million. The borrowers under the U.K. Loan intend to purchase a three-year interest rate “cap” with respect to the U.K. Interest Rate with a three-month LIBOR “strike rate” of 2.50%.
The foregoing description of the Partnership Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Partnership Agreement, filed as Exhibit 10.1 hereto and incorporated by reference herein.
The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Merger Agreement filed as Exhibit 2.1 to NorthStar Realty’s Current Report on Form 8-K, filed with the SEC on August 5, 2014.
The foregoing descriptions of the U.S. Loan Agreements and the U.K. Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the U.S. Loan Agreements and the U.K. Loan Agreement, filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and incorporated by reference herein.
The financial statements listed under Item 9.01(a) are filed as part of this Current Report on Form 8-K. Also included in this filing as Exhibit 99.3 and 99.4 are Griffin-American’s Results of Operations for the periods described in Item 9.01(a) below, and included as Exhibit 99.5 is the pro forma financial information described in Item 9.01(b) below, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 2.01 above related to the U.S. Loan Agreements and the U.K. Loan Agreement is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements.
Audited consolidated financial statements of Griffin-American comprised of consolidated balance sheets as of December 31, 2013 and 2012 and the related consolidated statements of operations and comprehensive income (loss), equity and cash flows for each of the three years in the period ended December 31, 2013, the notes related thereto, the financial statement schedule for the year ended December 31, 2013 and the Report of the Independent Registered Public Accounting Firm, attached as Exhibit 99.1 hereto.

Unaudited condensed consolidated financial statements of Griffin-American comprised of a condensed consolidated balance sheet as of September 30, 2014, the condensed consolidated statements of operations and comprehensive income for the three and nine months ended September 30, 2014 and 2013, the condensed consolidated statements of equity for the nine months ended September 30, 2014 and the condensed consolidated statements of cash flows for the nine months ended September 30, 2014 and 2013 and the notes related thereto are attached as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial information of NorthStar Healthcare and its subsidiaries, giving effect to the Merger and the acquisition of the Portfolio Interest, is included in Exhibit 99.5 hereto:

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations of NorthStar Healthcare Income, Inc. and subsidiaries for the nine months ended September 30, 2014.

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations of NorthStar Healthcare Income, Inc. and subsidiaries for the year ended December 31, 2013.

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet of NorthStar Healthcare Income, Inc. and subsidiaries as of September 30, 2014.

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements of NorthStar Healthcare Income, Inc. and subsidiaries.

(d) Exhibits.

Exhibit No.	Description
10.1
Loan Agreement dated as of December 3, 2014, among the Borrowers party thereto, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

10.2
Facility Agreement, dated as of December 3, 2014, among GA HC REIT II CH U.K. Senior Housing Portfolio Limited (as Original Borrower upon its accession in accordance with the terms thereof), the Original Borrower and certain of its subsidiaries (as Original Guarantors upon their accession in accordance with the terms thereof), NorthStar Realty Healthcare, LLC (as Indemnitor) and arranged by Credit Suisse AG, London Branch (as Mandated Lead Arranger and Original Lender), with Elavon Financial Services Limited as Agent, and U.S. Bank Trustees Limited as Security Agent.

10.3
Mezzanine A Loan Agreement dated as of December 3, 2014, among HC Mezz 1-T, LLC, Glenwood Owner MB1-T, LLC, Glenwood Ops MB2-T, LLC, MA Owner MB1-T, LLC, MA Ops MB2-T, LLC, CCRC Owner MB1-T, LLC and CCRC Ops MB2-T, LLC, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

10.4
Mezzanine B Loan Agreement dated as of December 3, 2014, among HC Mezz 2-T, LLC, Glenwood Owner MB2-T, LLC, Glenwood Ops MB3-T, LLC, MA Owner MB2-T, LLC, MA Ops MB3-T, LLC, CCRC Owner MB2-T, LLC and CCRC Ops MB3-T, LLC, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

10.5
Mezzanine C Loan Agreement dated as of December 3, 2014, among HC Mezz 3-T, LLC, Glenwood Owner MB3-T, LLC, Glenwood Ops MB4-T, LLC, MA Owner MB3-T, LLC, MA Ops MB4-T, LLC, CCRC Owner MB3-T, LLC and CCRC Ops MB4-T, LLC, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

99.1
Audited consolidated financial statements of Griffin-American Healthcare REIT II, Inc. as of December 31, 2013 and December 31, 2012 and for each of the three years in the period ended December 31, 2013, the notes related thereto, the financial statement schedule for the year ended December 31, 2013 and the Report of the Independent Registered Public Accounting Firm, from its Annual Report on Form 10-K for the year ended December 31, 2013

99.2
Unaudited condensed consolidated financial statements of Griffin-American Healthcare REIT II, Inc. for the three and nine months ended September 30, 2014 and 2013 and the notes related thereto, from its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014

99.3	Results of Operations of Griffin-American Healthcare REIT II, Inc. for the three years ended December 31, 2013 from its Annual Report on Form 10-K for the year ended December 31, 2013
99.4
Results of Operations of Griffin-American Healthcare REIT II, Inc. for the three and nine months ended September 30, 2014 and 2013 from its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014

99.5	Unaudited Pro Forma Financial Information of NorthStar Healthcare Income, Inc.
Safe Harbor Statement
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will” “expects,” “intends,” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, the impact to NorthStar Healthcare of any actions taken by NorthStar Realty regarding the Portfolio or the Partnership’s borrowings, the amount and timing of any capital expenditures, the impact of any transfer restrictions, the impact of any losses from properties in the Portfolio on cash flows and returns, market rental rates and property level cash flows, changes in economic conditions generally and the real estate and debt markets specifically, the impact of local economics, the availability of investment opportunities, the availability of capital, the ability to achieve targeted returns, changes to generally accepted accounting principles, policies and rules applicable to REITs and the factors described in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in its other filings with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: December 9, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Loan Agreement dated as of December 3, 2014, among the Borrowers party thereto, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

10.2
Facility Agreement, dated as of December 3, 2014, among GA HC REIT II CH U.K. Senior Housing Portfolio Limited (as Original Borrower upon its accession in accordance with the terms thereof), the Original Borrower and certain of its subsidiaries (as Original Guarantors upon their accession in accordance with the terms thereof), NorthStar Realty Healthcare, LLC (as Indemnitor) and arranged by Credit Suisse AG, London Branch (as Mandated Lead Arranger and Original Lender), with Elavon Financial Services Limited as Agent, and U.S. Bank Trustees Limited as Security Agent.

10.3
Mezzanine A Loan Agreement dated as of December 3, 2014, among HC Mezz 1-T, LLC, Glenwood Owner MB1-T, LLC, Glenwood Ops MB2-T, LLC, MA Owner MB1-T, LLC, MA Ops MB2-T, LLC, CCRC Owner MB1-T, LLC and CCRC Ops MB2-T, LLC, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

10.4
Mezzanine B Loan Agreement dated as of December 3, 2014, among HC Mezz 2-T, LLC, Glenwood Owner MB2-T, LLC, Glenwood Ops MB3-T, LLC, MA Owner MB2-T, LLC, MA Ops MB3-T, LLC, CCRC Owner MB2-T, LLC and CCRC Ops MB3-T, LLC, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

10.5
Mezzanine C Loan Agreement dated as of December 3, 2014, among HC Mezz 3-T, LLC, Glenwood Owner MB3-T, LLC, Glenwood Ops MB4-T, LLC, MA Owner MB3-T, LLC, MA Ops MB4-T, LLC, CCRC Owner MB3-T, LLC and CCRC Ops MB4-T, LLC, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

99.1
Audited consolidated financial statements of Griffin-American Healthcare REIT II, Inc. as of December 31, 2013 and December 31, 2012 and for each of the three years in the period ended December 31, 2013, the notes related thereto, the financial statement schedule for the year ended December 31, 2013 and the Report of the Independent Registered Public Accounting Firm, from its Annual Report on Form 10-K for the year ended December 31, 2013

99.2
Unaudited condensed consolidated financial statements of Griffin-American Healthcare REIT II, Inc. for the three and nine months ended September 30, 2014 and 2013 and the notes related thereto, from its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014

99.3	Results of Operations of Griffin-American Healthcare REIT II, Inc. for the three years ended December 31, 2013 from its Annual Report on Form 10-K for the year ended December 31, 2013
99.4
Results of Operations of Griffin-American Healthcare REIT II, Inc. for the three and nine months ended September 30, 2014 and 2013 from its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014

99.5	Unaudited Pro Forma Financial Information of NorthStar Healthcare Income, Inc.